UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                November 10, 2006
                                -----------------
                Date of Report (Date of earliest event reported)

                           ELITE PHARMACEUTICALS, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                     333-45241                22-3542636
           --------                     ---------                ----------
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)



                 165 Ludlow Avenue, Northvale, New Jersey 07647
                 ----------------------------------------------
                    (Address of principal executive offices)

                                 (201) 750-2646
                                 --------------
              (Registrant's telephone number, including area code)



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the  Exchange Act  (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01.      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The Company entered into a Product Collaboration Agreement on November 10, 2006 with ThePharmaNetwork, LLC a New Jersey limited liability company (TPN), for the development of a specific synthetic narcotic analgesic drug product to be agreed upon by the Company and TPN within 60 days of the date of the agreement from which a generic equivalent is to be developed. TPN is to perform development services and prepare and file an Abbreviated New Drug Application (ANDA) in the name of TPN with the United States Food and Drug Administration (FDA). The Company is to provide development support including the purchase of active pharmaceutical ingredients and materials and supplies to manufacture the batch, provide adequate facilities to TPN for use in its development work and following ANDA approval, the Company will manufacture the drug product developed. The Company is to pay TPN for the development services rendered upon the attainment of certain milestones. The out-of-pocket costs are to be shared by TPN and the Company, with TPN's obligation to be payable from its royalty compensation. The term of the agreement is 15 years from the first commercial sale of the drug product developed.

No assurance can be given that any viable drug product will be developed pursuant to the agreement or if developed that any material revenues to the Company will be generated.

Item 9.01.      FINANCIAL STATEMENTS AND EXHIBITS

         a)   Not applicable.

         b)   Not applicable.

         c)   Exhibits

              10.1 Product Collaboration Agreement between the Company and ThePharmaNetwork LLC, dated as of November 10, 2006*

              99.1     Copy of Press Release, dated November 14, 2006


* The Registrant has requested confidential treatment with respect to this exhibit. In the event that the Securities and Exchange Commission should deny such request in whole or in part, such exhibit or the relevant portions thereof shall be filed by amendment to this Current Report on Form 8-K.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated: November 15, 2005


                                            ELITE PHARMACEUTICALS, INC.


                                            By:    /s/ Bernard Berk
                                                --------------------------------
                                                Name:  Bernard Berk
                                                Title: Chief Executive Officer